UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2009
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-12
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 8.01. Other Events
     As noted in our Quarterly Report on Form 10-Q for the period ended June 30, 2009, certain of our Venezuela operations are now presented as discontinued operations. These operations consist of the El Furrial and PIGAP II gas compression facilities which were expropriated by the Venezuelan government in May 2009. In this filing, we have revised certain historical financial information originally included in our Annual Report on Form 10-K for the year ended December 31, 2008, and revised in our Current Report on Form 8-K dated May 28, 2009 and certain other historical financial information previously included in our Quarterly Report on Form 10-Q for the period ended March 31, 2009, to reflect the results of operations and financial position of these operations as discontinued operations.
     The following items of the Form 8-K have been revised for the discontinued operations described above, to the extent applicable, and are filed as exhibits to this Current Report on Form 8-K:
•	Exhibit 12. Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2007, 2006, 2005, and 2004

•	Exhibit 23.1. Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

•	Exhibit 99.1
•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

•	Item 8. Financial Statements and Supplementary Data
•	Exhibit 99.2. Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2008
     The following items of the March 31, 2009, Form 10-Q have been revised for the discontinued operations described above, to the extent applicable, and are filed as exhibits to this Current Report on Form 8-K:
•	Exhibit 12. Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 2009

•	Exhibit 99.3
•	Item 1. Financial Statements

•	Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 3. Quantitative and Qualitative Disclosures About Market Risk
     The revised items of the Form 8-K and Form 10-Q described above have been updated for the discontinued operations as described above and the Form 10-Q has also been revised to reflect the presentation of certain offsetting revenues and costs and operating expenses on a net, rather than gross, basis (see Note 2 of Notes to Consolidated Financial Statements in Exhibit 99.3). We have not otherwise updated for activities or events occurring after the date these items were originally presented. This Current Report on Form 8-K should be read in conjunction with our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, and other Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(a)	None

(b)	None

(c)	None

(d)	Exhibits

Exhibit
No.	Description
12	Computations of Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2007, 2006, 2005, and 2004, and for the three months ended March 31, 2009.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K for the year ended December 31, 2008, as revised in Exhibit 99.1 of our Current Report on Form 8-K dated May 28, 2009).

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2008

99.3	Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk (Part I, Items 1, 2, and 3 of our Quarterly Report on Form 10-Q for the period ended March 31, 2009).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WILLIAMS COMPANIES, INC. (Registrant)
/s/ Ted T. Timmermans
Ted T. Timmermans
Vice President, Controller, and Chief Accounting Officer

August 27, 2009

INDEX TO EXHIBITS

Exhibit
No.	Description
12	Computations of Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2007, 2006, 2005, and 2004, and for the three months ended March 31, 2009.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K for the year ended December 31, 2008, as revised in Exhibit 99.1 of our Current Report on Form 8-K dated May 28, 2009).

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2008

99.3	Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk (Part I, Items 1, 2, and 3 of our Quarterly Report on Form 10-Q for the period ended March 31, 2009).